SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  December 23, 2002

                              LIFECELL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

         Delaware                     01-19890                  76-0172936
(State Or Other Jurisdiction        (Commission                (IRS Employer
Jurisdiction Of Incorporation)      File Number)             Identification No.)


               One Millenium Way
               Branchburg, New Jersey                              08876
      ---------------------------------------------------------------------
     (Address of Principal Executive Offices)                    (Zip Code)

      Registrant's telephone number, including area code   (908) 947-1100


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Item 5.   On December 23, 2002, LifeCell Corporation announced the appointment of Lisa Colleran to the position of Vice President - Marketing and Business Development.


Item 7.   Financial  Statements  and  Exhibits.

          (c)   Exhibits

          99.1  Press release dated December 23, 2002.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         LIFECELL CORPORATION

                                         By:  /s/  Steven T. Sobieski
                                            -------------------------
                                            Steven T. Sobieski
                                            Chief Financial Officer

Date:  December 27, 2002



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